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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


PURSUANT TO SEC. 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July  18, 2001
                                                  ----------------


                                Dana Corporation
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Virginia                        1-1063                       34-4361040
-----------------          ------------------------          ------------------
(State or other            (Commission File Number)            (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)


               4500 Dorr Street, Toledo, Ohio             43615
      -------------------------------------------------------------------
          (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code:    (419) 535-4500
                                                    --------------------


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE. On July 18, 2001, Dana
Corporation issued the press release which is attached as Exhibit A to PR News Wire, for immediate release to national newspapers and news wire services.



































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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     Dana Corporation
                                     --------------------------------
                                     (Registrant)

Date:  July 18, 2001                 By:   /s/ Michael L. DeBacker
                                        -----------------------------
                                           Michael L. DeBacker
                                           Vice President, General Counsel and
                                           Secretary

























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                                                                       EXHIBIT A
                                                               [DANA CORP. LOGO]



NEWS RELEASE

FOR IMMEDIATE RELEASE               CONTACT:  GARY CORRIGAN
                                              (419) 535-4813
                                               gary.corrigan@dana.com


                      DANA CORPORATION PLANS TO SELL NOTES

TOLEDO, OHIO, JULY 18, 2001 - DANA CORPORATION (NYSE: DCN) TODAY ANNOUNCED THAT IT PLANS TO MAKE A PRIVATE PLACEMENT OF DOLLAR AND/OR EURO DENOMINATED NOTES. THE COMPANY EXPECTS TO COMMENCE THE OFFERING SHORTLY. PROCEEDS ARE EXPECTED TO BE USED TO REPAY OUTSTANDING SHORT-TERM INDEBTEDNESS AND FOR OTHER GENERAL CORPORATE PURPOSES. THE NOTES WILL BE GENERAL, UNSECURED OBLIGATIONS OF DANA CORPORATION. THE SECURITIES OFFERED HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES ABSENT REGISTRATION OR AN APPLICABLE EXEMPTION FROM REGISTRATION REQUIREMENTS.

This release contains "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve assumptions, uncertainties and risks, and Dana's actual future results, performance, or achievements may differ materially from those expressed or implied in these statements. Among the factors that could affect the company's actual results are its ability to sell the notes on acceptable terms, if at all. Additional factors are detailed in Dana's public filings with the Securities and Exchange Commission. Dana does not undertake to update any forward-looking statements contained herein.

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